UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-12
EMERSON ELECTRIC CO.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box)

☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On or about January 4, 2017, Emerson Electric Co. sent the following letter to certain stockholders.

***YOUR IMMEDIATE ATTENTION IS REQUESTED***
January 4, 2017

Dear Emerson Stockholder:

We value your input as an Emerson stockholder. Our records indicate you have not yet voted in connection with Emerson’s upcoming annual meeting on February 7, 2017. Your vote is important no matter how few shares you own. We urge you to please take a few moments to cast your vote. Voting now will save your Company money.

In this letter we are specifically asking you to vote FOR our Director nominees in Proposal 1. These nominees have demonstrated the commitment and knowledge necessary to support the Company as it strives to produce high levels of financial and stockholder returns and operational excellence, and as it engages in the ongoing strategic portfolio repositioning process.

We are also asking you to vote FOR the Company’s executive compensation (“say-on-pay”) in Proposal 2. Our pay-for-performance executive compensation program, the core of which was established in 1977, is an integral part of our consistent and rigorous management process. We believe it has effectively motivated and rewarded Emerson executives to meet the challenges of recessions, inflationary periods, technological changes and intense global competition. We are also asking you to vote for EVERY ONE (1) YEAR in Proposal 3, the related vote on frequency of say-on-pay votes.

We are asking you to vote AGAINST various shareholder proposals for the reasons we outline in our proxy statement, which was filed with the Securities and Exchange Commission on December 9, 2016, and which we urge you to review. The Company does not believe these proposals are in its or its stockholders’ best interests, in particular at this time of significant strategic realignment of the Company’s businesses. The proposals relate to the following:

•	Independent Chair (Proposal 5) - requires the Company to adopt a policy requiring an independent Board chair, to be phased in for the transition to the next Chief Executive Officer.

•
Reporting of Political Contributions (Proposal 6) - requires a detailed report of Company political spending for independent expenditures, electioneering communications and contributions to certain other organizations that are used for political purposes.

•	Reporting on Lobbying (Proposal 7) - requires a detailed report of the Company’s policies, procedures and expenditures related to lobbying activities.

•
Greenhouse Gas Emissions (Proposal 8) - requires the Company to adopt quantitative, company-wide goals for reducing total greenhouse gas emissions and issue a report on its plans to achieve those goals.

Your vote is important no matter how many or how few shares you own. For your convenience, a combined notice of internet availability and proxy card are enclosed, along with telephone and internet voting instructions. Voting by internet or over the telephone is a simple process that takes only a few moments.

Thank you for your investment in Emerson and your consideration of the matters presented at this year's annual meeting. We appreciate the confidence you've shown in us.

Sincerely,
David N. Farr

Chairman of the Board and
Chief Executive Officer

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on February 7, 2017.

EMERSON ELECTRIC CO.	Meeting Information Meeting Type: Annual For holders as of: November 29, 2016 Date: February 7, 2017 Time: 10:00 A.M., CST Location: Emerson Electric Co. Headquarters
8000 West Florissant Avenue St. Louis, MO 63136

You are receiving this communication because you hold shares in the company named above.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT AND FORM OF PROXY
2. 2016 LETTER TO SHAREHOLDERS
3. ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2016
How to View Online:
Have the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 24, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: A ticket is required for admission to the meeting. If you plan to attend and are a stockholder of record, you will need to request a paper or e-mail copy of the proxy materials which will include an admission ticket. You may request a paper or e-mail copy of the materials by following the instructions above. Please contact the Company at 314-553-2197 to obtain directions to the meeting. At the meeting, you will need to request a ballot or legal proxy to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com, or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions.
Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.
Internet and telephone votes must be received by 11:59 P.M. Eastern Time the day before the meeting date.
Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received prior to the start of the Annual Meeting of Stockholders for your vote to count.
SPECIAL VOTING DEADLINE NOTICE TO PARTICIPANTS IN EMERSON ELECTRIC CO. BENEFIT PLANS
If you own shares of Emerson Electric Co. common stock through any benefit plan of Emerson or any of its subsidiaries, the shares represented by your proxy card include those shares. To allow sufficient time for the plan trustees to vote, the trustees must receive your voting instructions by 11:59 P.M. Eastern Time on February 5, 2017. If the trustees do not receive your properly completed instructions by that date, the trustees will vote the shares in the same proportion as the votes that the trustees receive from other plan participants, unless otherwise required by law.

Voting Items			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, FOR ONE YEAR IN PROPOSAL 3, FOR PROPOSAL 4, AND AGAINST PROPOSALS 5 THROUGH 8.
			☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES:						THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING:		For	Against	Abstain

1.	ELECTION OF DIRECTORS FOR TERMS ENDING IN 2020 Nominees: 01) D.N. Farr 02) W.R. Johnson					5.	Approval of the stockholder proposal to adopt an independent Board Chair policy as described in the proxy statement.	☐	☐	☐
	03) M.S. Levatich
	ELECTION OF DIRECTOR FOR TERM ENDING IN 2018 04) J.W. Prueher					6.	Approval of the stockholder proposal requesting issuance of a political contributions report as described in the proxy statement.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain	7.	Approval of the stockholder proposal requesting issuance of a lobbying report as described in the proxy statement.	☐	☐	☐

2.	Approval, by non-binding advisory vote, of Emerson Electric Co. executive compensation.		☐	☐	☐	8.	Approval of the stockholder proposal on greenhouse gas emissions as described in the proxy statement.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY ONE (1) YEAR:		1 Year	2 Years	3 Years	Abstain

3.	Advisory vote on the frequency of executive compensation advisory votes.	☐	☐	☐	☐	To act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain
4.	Ratification of KPMG LLP as Independent Registered Public Accounting Firm.		☐	☐	☐

Non-Voting Items	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
Change of Address/Comments
Please print new address or comments in the box below.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, does hereby appoint D. N. FARR, S. Y. BOSCO, and J. G. SHIVELY, or any of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of EMERSON ELECTRIC CO., to be held on February 7, 2017, commencing at 10:00 A.M., Central Standard Time, at the Headquarters of the Company, 8000 West Florissant Avenue, St. Louis, Missouri, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.

THIS PROXY WILL BE VOTED AS SPECIFIED AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, FOR ONE(1) YEAR IN PROPOSAL 3, FOR PROPOSAL 4, AND AGAINST PROPOSALS 5, 6, 7 AND 8.

Authorized Signatures - This section must be completed for your instructions to be executed.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature 1 - (Please sign on line)	Signature 2- (Joint Owners)	Date - (Please print date)